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                                                                     Exhibit 1.2


                   $200,000,000 AGGREGATE PRINCIPAL AMOUNT OF
                      8.125% SENIOR NOTES DUE MARCH 1, 2011

                                PULTE CORPORATION

                            (a Michigan Corporation)

                                     ISSUER

                               ABACOA HOMES, INC.
                    AMERICAN TITLE OF THE PALM BEACHES CORP.
                    AMERICAN TITLE OF THE PALM BEACHES, LTD.
                              CARR'S GRANT, L.L.C.
                                DEVTEX LAND, L.P.
                          DIVOSTA BUILDING CORPORATION
                            DIVOSTA AND COMPANY, INC.
                               DIVOSTA HOMES, INC.
                         FLORIDA BUILDING PRODUCTS, INC.
                            FLORIDA CLUB HOMES, INC.
                       HAMMOCK RESERVE DEVELOPMENT COMPANY
                               HARRISON HILLS, LLC
                         HOMESITE SOLUTIONS CORPORATION
                         ISLAND WALK DEVELOPMENT COMPANY
                             ONE WILLOWBROOK L.L.C.
                               PB VENTURE L.L.C.
                                 PBW CORPORATION
                            PC/BRE DEVELOPMENT L.L.C.
                            PC/BRE SPRINGFIELD L.L.C.
                              PC/BRE VENTURE L.L.C.
                           PC/BRE WHITNEY OAKS L.L.C.
                             PC/BRE WINFIELD L.L.C.
                               PC/PALM BEACH, INC.
                                   PN I, INC.
                                   PN II, INC.
                          PULTE DEVELOPMENT CORPORATION
                             PULTE HOME CORPORATION
                  PULTE HOME CORPORATION OF THE DELAWARE VALLEY
                      PULTE HOME CORPORATION OF NEW ENGLAND
                           PULTE HOMES OF TEXAS, L.P.
                    PULTE HOMES OF GREATER KANSAS CITY, INC.
                       PULTE HOMES OF MICHIGAN CORPORATION
                         PULTE HOMES OF MICHIGAN I L.P.
                      PULTE HOMES OF MINNESOTA CORPORATION
                         PULTE HOMES OF OHIO CORPORATION
                       PULTE HOMES OF SOUTH CAROLINA, INC.
                    PULTE HOMES TENNESSEE LIMITED PARTNERSHIP
                             PULTE LAND COMPANY, LLC
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                       PULTE LAND DEVELOPMENT CORPORATION
                        PULTE LIFESTYLE COMMUNITIES, INC.
                            PULTE PAYROLL CORPORATION
                                 PULTE-IN CORP.
                               RADNOR HOMES, INC.
                      RIVERWALK COMMERCE ACQUISITION CORP.
             RIVERWALK OF THE PALM BEACHES DEVELOPMENT COMPANY, INC.
                             RN ACQUISITION 2 CORP.
                          SEAN/CHRISTOPHER HOMES, INC.
                     VILLAGE WALK DEVELOPMENT COMPANY, INC.
                    PULTE COMMUNITIES NJ, LIMITED PARTNERSHIP
                     PULTE HOMES OF NJ, LIMITED PARTNERSHIP
                          PULTE HOMES OF NEW YORK, INC.
                     PULTE HOMES OF PA, LIMITED PARTNERSHIP
                       PULTE MICHIGAN HOLDINGS CORPORATION
                          PULTE MICHIGAN SERVICES, LLC
                                  WILBEN, LLLP
                                 WIL CORPORATION

                              SUBSIDIARY GUARANTORS
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                                PRICING AGREEMENT

                            (Senior Debt Securities)


                                                               February 21, 2001


Banc One Capital Markets, Inc.
   1 Bank One Plaza
   Chicago, IL 60670
Banc of America Securities LLC
   Bank of America Corporate Center
   100 North Tryon Street
   Charlotte, NC  28255
Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
   5500 Sears Tower
   Chicago, IL 60606
SunTrust Equitable Securities Corporation
   303 Peachtree Street, N.E.
   Atlanta, GA 30508
Comerica Securities, Inc.
   Comerica Tower at Detroit Center
   500 Woodward Avenue
   Detroit, MI 48226


Ladies and Gentlemen:

         Reference is made to the Purchase Agreement dated February 21, 2001 (the "Purchase Agreement") among Pulte Corporation (the "Company"), the Subsidiary Guarantors named therein (the "Subsidiary Guarantors") and the several Underwriters named in Schedule A hereto or thereto (the "Underwriters"). The Purchase Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of $200,000,000 aggregate principal amount of the Company's 8.125% Senior Notes due March 1, 2011 (the "Offered Securities"). This Agreement is the Pricing Agreement referred to in the Purchase Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. Pursuant to Section 2 of the Purchase Agreement, each of the Company and the Subsidiary Guarantors agrees with each Underwriter as follows:

         1. The initial public offering price of the Offered Securities shall be 99.391% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

         2. The purchase price to be paid by the Underwriters for the Offered Securities shall be 98.741% of the principal amount thereof.


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         3.   The interest rate on the Offered Securities shall be 8.125% per annum.

         4. The Offered Securities shall be subject to the covenants contained in Sections 1006 and 1007 of the Indenture relating to Restrictions on Creation of Secured Debt and Restrictions on Sale and Leaseback Transactions and the covenants contained in Article Eight of the Indenture relating to Consolidation, Merger, Conveyance, Transfer or Lease.

         5. The Offered Securities shall be subject to defeasance in accordance with the terms of Article Fourteen of the Indenture.

         6. The Offered Securities shall be guaranteed by the Subsidiary Guarantors on a senior basis.

         7. Payment shall be made to the Company by wire transfer of same day funds pursuant to written instructions received by the Underwriters no later than three business days before the Closing Time.

         8. The Closing shall occur at 10:00 a.m. New York City time on February 26, 2001 at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, the Company and the Subsidiary Guarantors in accordance with its terms.


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                                       Very truly yours,

                                       PULTE CORPORATION


                                       By: /s/ Bruce E. Robinson
                                           ---------------------------------
                                           Title: Vice President


                                       Guarantors

                                       ABACOA HOMES, INC.
                                       AMERICAN TITLE OF THE PALM BEACHES
                                         CORP.
                                       AMERICAN TITLE OF THE PALM BEACHES,
                                         LTD.
                                       CARR'S GRANT, L.L.C.
                                       DEVTEX LAND, L.P.
                                       DIVOSTA BUILDING CORPORATION
                                       DIVOSTA AND COMPANY, INC.
                                       DIVOSTA HOMES, INC.
                                       FLORIDA BUILDING PRODUCTS, INC.
                                       FLORIDA CLUB HOMES, INC.
                                       HAMMOCK RESERVE DEVELOPMENT
                                         COMPANY
                                       HARRISON HILLS, LLC
                                       HOMESITE SOLUTIONS CORPORATION
                                       ISLAND WALK DEVELOPMENT COMPANY
                                       ONE WILLOWBROOK L.L.C.
                                       PB VENTURE L.L.C.
                                       PBW CORPORATION
                                       PC/BRE DEVELOPMENT L.L.C.
                                       PC/BRE SPRINGFIELD L.L.C.
                                       PC/BRE VENTURE L.L.C.
                                       PC/BRE WHITNEY OAKS L.L.C.
                                       PC/BRE WINFIELD L.L.C.
                                       PC/PALM BEACH, INC.
                                       PN I, INC.
                                       PN II, INC.
                                       PULTE DEVELOPMENT CORPORATION
                                       PULTE HOME CORPORATION
                                       PULTE HOME CORPORATION OF THE
                                         DELAWARE VALLEY
                                       PULTE HOME CORPORATION OF
                                         NEW ENGLAND
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                                       PULTE HOMES OF TEXAS, L.P.
                                       PULTE HOMES OF GREATER KANSAS
                                         CITY, INC.
                                       PULTE HOMES OF MICHIGAN
                                         CORPORATION
                                       PULTE HOMES OF MICHIGAN I L.P.
                                       PULTE HOMES OF MINNESOTA
                                         CORPORATION
                                       PULTE HOMES OF OHIO CORPORATION
                                       PULTE HOMES OF SOUTH CAROLINA, INC.
                                       PULTE HOMES TENNESSEE LIMITED
                                         PARTNERSHIP
                                       PULTE LAND COMPANY, LLC
                                       PULTE LAND DEVELOPMENT
                                         CORPORATION
                                       PULTE LIFESTYLE COMMUNITIES, INC.
                                       PULTE PAYROLL CORPORATION
                                       PULTE-IN CORP.
                                       RADNOR HOMES, INC.
                                       RIVERWALK COMMERCE ACQUISITION
                                         CORP.
                                       RIVERWALK OF THE PALM BEACHES
                                         DEVELOPMENT COMPANY, INC.
                                       RN ACQUISITION 2 CORP.
                                       SEAN/CHRISTOPHER HOMES, INC.
                                       VILLAGE WALK DEVELOPMENT
                                         COMPANY, INC.
                                       PULTE COMMUNITIES NJ, LIMITED
                                         PARTNERSHIP
                                       PULTE HOMES OF NJ, LIMITED
                                         PARTNERSHIP
                                       PULTE HOMES OF NEW YORK, INC.
                                       PULTE HOMES OF PA, LIMITED
                                         PARTNERSHIP
                                       PULTE MICHIGAN HOLDINGS
                                         CORPORATION
                                       PULTE MICHIGAN SERVICES, LLC
                                       WILBEN, LLLP
                                       WIL CORPORATION


                                       By: /s/ Bruce E. Robinson
                                           ----------------------------
                                           Title: Authorized Officer


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CONFIRMED AND ACCEPTED,
   as of the date first above written:

   Banc One Capital Markets, Inc.
   Banc of America Securities LLC
   Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
   SunTrust Equitable Securities Corporation
   Comerica Securities, Inc.
   (SUM) Banc One Capital Markets, Inc.
         Banc of America Securities LLC


BANC ONE CAPITAL MARKETS, INC.


By: /s/ Katherine Cokic
    ---------------------------------
    Title: Associate Director


BANC OF AMERICA SECURITIES LLC


By: /s/ Lynn McConnell
    ---------------------------------
    Title: Managing Director

    For themselves and on behalf of
    the several Underwriters


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